Dechert
                              1775 Eye Street, N.W.
                             Washington, D.C. 20006

                            Telephone: (202) 261-3300
                               Fax: (202) 261-3333


                                  June 7, 2002

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549

     Re:  HSBC Investor Funds: File Nos. 33-7647 and 811-4782

Dear Sir or Madam:

     On behalf of HSBC Investor Funds, and pursuant to Rule 497(e) under the Securities Act of 1933, attached for electronic filing is a copy of a sticker dated June 7, 2002, relating to the Prospectus dated January 30, 2002, for the HSBC Investor Opportunity Fund.

     No fees are required in connection with this filing. Please address any questions or comments concerning the attached to me at (202) 261-3372.

                                                Sincerely,



                                                /s/Robert S. Lamont, Jr.

Attachment

                              HSBC Investor Funds
                         HSBC Investor Opportunity Fund

       Supplement dated June 7, 2002 to Prospectus dated January 30, 2002

The following disclosure replaces the information currently appearing on Page 48 of the Prospectus, in the section titled "Portfolio Managers," under the heading Opportunity Fund (Small Cap Equity Portfolio):.

     o The co-portfolio managers of the Small Cap Equity Portfolio are David Sette-Ducati and Robert Henderson. Mr. Sette-Ducati joined MFSI in 1995 and Mr. Henderson joined MFSI in 1996.


INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS FOR FUTURE REFERENCE